SUB-ITEM 77Q1(a): Copies of any material amendments to the registrants charter or by-laws

Amended and Restated By-Laws dated as of March 4, 2008.   Incorporated
herein by reference to Exhibit (b) of Post-Effective Amendment
No. 57 to the Registrants Registration Statement on Form N-1A
(File No. 333-11283) filed on December 19, 2008.

SUB-ITEM 77Q1(b): Copies of the text of the proposals described in Sub-Item 77D

1.	On June 30, 2008 the Board of Directors (the Board) of
SunAmerica Focused Series, Inc. (the Fund) approved a policy change in the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio, each a series of the Fund, to provide for portfolio management solely by a single manger in lieu of the Portfolios current multi-manager strategy, effective August 4, 2008. The Board also approved a change in the number of securities these Portfolios are permitted to hold. Effective August 4, 2008, each of these Portfolios will be permitted to invest in between 30 to 50 securities generally, although a manager may, in its discretion, hold less than 30 securities.

2.	On July 21, 2008 the Board of Directors (the Board) of
SunAmerica Focused Series, Inc. (the Fund) approved a policy change in the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Growth and Income
Portfolio, each a series of the Fund, to provide for portfolio management solely by a single manger in lieu of the Portfolios current multi-manager strategy, effective August 4, 2008. The Board also approved a change in the number of securities these Portfolios are permitted to hold. Effective August 4, 2008, each of these Portfolios will be permitted to invest in between 30 to 50 securities generally, although a manager may, in its discretion, hold less than 30 securities.

3.	On August 27, 2008, the Board of the Fund approved the following changes to the Focused Asset Allocation Strategies (the Strategy
Portfolios), which are series of the Fund:

- The principal investment techniques of the Balanced Strategy Portfolio, Equity Strategy Portfolio and Multi-Asset Strategy Portfolio were amended so that the SunAmerica Alternative Strategies Fund, Inc. (ASF) can serve as an underlying fund in these Strategy Portfolios; and

- A non-principal investment technique of the Fixed Income Strategy Portfolio and Fixed Income nd Equity Strategy Portfolio was amended so that ASF can serve as an underlying fund in these Strategy Portfolios

SUB-ITEM 77Q1(e): Copies of any new or amended registrant investment advisory contracts

(i)	Amendment to Investment Advisory and Management Agreement.
Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(ii)	Amendment to Subadvisory Agreement between SunAmerica and
BAMCO, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 57 to the Registrants Registration Statement on
Form N-1A (File No. 333-11283) filed on December 19, 2008.
(iii)	Amendment to Subadvisory Agreement between SunAmerica and
BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(iv)	Amendment to Subadvisory Agreement between SunAmerica and Janus
Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration
Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(v)	Amendment to Subadvisory Agreement between SunAmerica and
Kinetics Asset Management Corp. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration
Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(vi)	Amendment to Subadvisory Agreement between SunAmerica and
Munder Capital Management. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(vii)	Amendment to Subadvisory Agreement between SunAmerica and
Reich & Tang Asset Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.
(viii)	Amendment to Subadvisory Agreement between SunAmerica and
Thornburg Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrants Registration Statement on Form N-1A (File No. 333-11283) filed on December 19, 2008.